                                                                    Exhibit 10.1

                                                                  EXECUTION COPY

                                 THIRD AMENDMENT

            THIRD AMENDMENT, dated as of July 31, 2001 (this "Amendment"), to the Credit Agreement, dated as of June 29, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among ACT MANUFACTURING, INC., a Massachusetts corporation (the "Parent Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), CREDIT SUISSE FIRST BOSTON, as syndication agent (in such capacity, the "Syndication Agent"), SOCIETE GENERALE, as documentation agent (in such capacity, the "Documentation Agent") and THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Administrative Agent").

                               W I T N E S S E T H:

            WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Parent Borrower; and

            WHEREAS, the Parent Borrower has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment;

            NOW THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

      1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.

      2. Amendments to Section 1 of the Credit Agreement. Section 1 of the Credit Agreement is hereby amended as follows:

            (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

            ""Allowable Foreign Debt": Indebtedness of Foreign Subsidiaries, other than Indebtedness already permitted by this Agreement, of up to $25,000,000.

            "Field Examination": as defined in Section 6.6.

            "Foreign Subsidiary Collateral Sublimit": the lesser of (A) the sum of (x) 65% of the Qualified Accounts owed to any Foreign Subsidiary, (y) 35% of Qualified Inventory owned by any Foreign Subsidiary, and (z) 40% of the appraised orderly liquidation value of Qualified Machinery and Equipment owned by any Foreign Subsidiary; and (B) the lesser of (x) $25,000,000 minus an amount (the "Reduction Amount") equal to $2,500,000 times the number of quarters that have begun since December 31, 2001 and
      (y) $25,000,000 minus the amount of any outstanding Allowable Foreign Debt; provided, however, that the Foreign Subsidiary Collateral Sublimit shall be zero Dollars after March 31, 2003.

            "Third Amendment Effective Date": the date on which the Third Amendment, dated as of July 31,2001, to this Agreement became effective in accordance with its terms."

            (b) Section 1.1 of the Credit Agreement is hereby amended by deleting the following definitions and substituting, in lieu thereof, the following:

            ""Applicable Margin": (a) for Alternate Base Rate Loans, 2.50% per annum, and (b) for Eurocurrency Loans, 3.50% per annum; provided, that, on and after the date that the financial statements described in Section 6.1(b) for the quarterly period ending March 31, 2002 are delivered, the Applicable Margin shall be determined pursuant to the Pricing Grid."

            ""Borrowing Base": the sum in United States Dollars of the following determined as of the latest Borrowing Base Certificate delivered to the Administrative Agent:

            (a) the sum of:

                  (i) 80% of the aggregate amount of Qualified Accounts owed to the Parent Borrower or any Domestic Subsidiary; plus

                  (ii) 50% of the aggregate amount of Qualified Inventory owned by the Parent Borrower or any Domestic Subsidiary; plus

                  (iii) 80% of the appraised orderly liquidation value of
                        Qualified Machinery and Equipment owned by the Parent Borrower or any Domestic Subsidiary; provided that, after January 1, 2002, the amount shall be the lesser of (i) 80% of the appraised orderly liquidation value of Qualified Machinery and Equipment owned by the Parent Borrower or any Domestic Subsidiary and (ii) $10,115,768 minus an amount equal to $168,596 times the number of months that have begun since December 31, 2001; plus

                  (iv)  the Foreign Subsidiary Collateral Sublimit;

            minus

            (b) the sum of:

                  (i) the then outstanding principal balance of the Term Loans; plus

                  (ii)  the aggregate amount of the L/C Obligations; plus

                  (iii) the amount of any foreign exchange exposure; plus

                  (iv) the amount of the Borrowers' liability under any Hedge Agreement;

      in each case as calculated by the Administrative Agent from time to time; provided, however, that the Administrative Agent, in its sole discretion, may on reasonable prior written notice to the Borrowers redetermine the Borrowing Base including, but not limited to, reducing the percentages of Qualified Accounts, Qualified Inventory, Qualified Machinery and Equipment included in the Borrowing Base."

            "Facility": each of (a) the Term Commitments and the Term Loans made thereunder (the "Term Facility") and (b) the US Dollar Revolving Commitments and the extensions of credit made thereunder (the "US Dollar Revolving Facility").

            "Revolving Commitment": as to any Lender, such Lender's US Dollar Revolving Commitments.

            "Revolving Facility": the US Dollar Revolving Facility.

            (c) Section 1.1 of the Credit Agreement is hereby amended by deleting the following defined terms:

            Calculation Date
            Designated Foreign Currency
            Dollar Equivalent
            Exchange Rate
            Multi-Currency
            Multi-Currency Payment Agent
            Multi-Currency Revolving Commitment
            Multi-Currency Revolving Lender
            Multi-Currency Revolving Loans
            Multi-Currency Revolving Percentage
            Total Multi-Currency Revolving Commitment

            (d) Section 1.1 of the Credit Agreement is hereby amended by deleting the last sentence of the definition of "US Dollar Revolving Commitment".

      3. Amendments to Section 2 of the Credit Agreement. Section 2 of the Credit Agreement is hereby amended as follows:

            (a) Sections 2.4, 2.5 and 2.8 are hereby deleting in their entirety and the following new sections are hereby substituted in lieu thereof:

            "2.4 Revolving Commitments. (a) Subject to the terms and conditions hereof, each US Dollar Revolving Lender severally agrees to make revolving credit loans to the Parent Borrower and to the Subsidiary Borrower in US Dollars ("US Dollar Revolving Loans") from time to time during the Revolving Commitment Period in an aggregate principal amount at any one time outstanding which, when added to such US Dollar Lender's Revolving Percentage of the sum of the L/C Obligations then outstanding, does not exceed the amount of such Lender's US Dollar Revolving Commitment (the "Revolving Loans"). Notwithstanding the above, in no event shall any Revolving Loan be made or Letter of Credit be issued, if, after giving effect to such making or issuance and the use of proceeds thereof as directed by the Parent Borrower or the Subsidiary Borrower, as the case may be, the Total Revolving Extensions of Credit would exceed the lesser of (i) the Total Revolving Commitments or (ii) the Borrowing Base as of the date of the most recent Borrowing Base Certificate furnished to the Administrative Agent pursuant to Section 5.1(m) or Section 6.2(f) hereof. During the Revolving Commitment Period, the Borrowers may use the Revolving Commitments by borrowing, prepaying the Revolving Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The Revolving Loans may from time to time be Eurocurrency Loans or Alternate Base Rate Loans, as determined by the Parent Borrower or the Subsidiary Borrower, as the case may be, and notified to the Administrative Agent in accordance with Sections 2.5 and 2.10.

            (b) The Borrowers shall repay all outstanding Revolving Loans on the Revolving Termination Date. To the extent the Revolving Termination Date extends beyond the maturity date of any subordinated debt of the Parent Borrower existing on the date hereof, such Revolving Termination Date shall be adjusted to be 90 days prior to the maturity date of such subordinated debt.

            (c) Up to an aggregate principal amount of $40,000,000 of the Revolving Facility will be available for borrowings by the Subsidiary Borrower.

            2.5 Procedure for Revolving Loan Borrowing: Calculation of Borrowing Base. (a) The Parent Borrower and the Subsidiary Borrower, as the case may be, may borrow under the Revolving Commitments during the Revolving Commitment Period on any Business Day, provided that such Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 12:00 Noon, New York City time, (a) three Business Days prior to the requested Borrowing Date, in the case of Eurocurrency Loans, or (b) on the requested Borrowing Date, in the case of Alternate Base Rate Loans), specifying (i) the amount and Type of Revolving Loans to be borrowed, (ii) the requested Borrowing Date and
      (iii) in the case of Eurocurrency Loans, the amounts of each Loan and the lengths of the initial Interest Period therefor. Any US Dollar Revolving Loans made on the Initial Closing Date shall initially be Alternate Base Rate Loans and, unless otherwise agreed by the Administrative

      Agent in its sole discretion, no Revolving Loan may be made as, converted into or continued as a Eurocurrency Loan having an Interest Period in excess of one month prior to the date that is 60 days after the Initial Closing Date. Each borrowing under the Revolving Commitments shall be in an amount equal to (x) in the case of Alternate Base Rate Loans, $1 or a whole multiple thereof and (y) in the case of Eurocurrency Loans, $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Upon receipt of any such notice from the Parent Borrower or the Subsidiary Borrower, as the case maybe, the Administrative Agent shall promptly notify each Revolving Lender thereof. Each US Dollar Revolving Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of such Borrower at the Funding Office prior to 3:00 p.m., New York City time, on the Borrowing Date requested by such Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to such Borrower by the Administrative Agent crediting the account of such Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the US Dollar Revolving Lenders and in like funds as received by the Administrative Agent.

            (b) The Administrative Agent shall calculate from time to time the amount of the Borrowing Base, based upon the most recent Borrowing Base Certificate, and such amount shall be the "Borrowing Base" hereunder; provided, however, that the Administrative Agent, in its sole reasonable discretion, may on reasonable prior written notice to the Borrowers, establish additional reserves against the Borrowing Base.

            2.8 Optional Prepayments. Any Borrower may at any time and from time to time prepay such Borrower's Loans, in whole or in part, without premium or penalty, upon irrevocable notice of the amount of the Loan to be prepaid and of the requested prepayment date delivered to the Administrative Agent at least three Business Days prior thereto in the case of Eurocurrency Loans and at least one Business Day prior thereto in the case of Alternate Base Rate Loans, which notice shall specify the date and amount of prepayment and whether the prepayment is of Eurocurrency Loans or Alternate Base Rate Loans; provided, that if a Eurocurrency Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, such Borrower shall also pay any amounts owing pursuant to Section 2.18. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (except in the case of Revolving Loans that are Alternate Base Rate Loans) accrued interest to such date on the amount prepaid. Optional prepayments of Term Loans shall be applied to the installments thereof ratably in accordance with the then outstanding amounts thereof and may not be reborrowed."

            (b) Section 2.7 is hereby amended by deleting the following language:

            "and the Multi-Currency Payment Agent of terminations or reductions of Non-Dollar-denominated Multi-Currency Revolving Commitments".

            (c) Section 2.9 is hereby amended by deleting section (c) in its entirety and substituting the following in lieu thereof:

            "(c) [Intentionally Omitted]".

            (d) Section 2.15(a) is hereby amended (i) by deleting the language "or Multi-Currency Revolving Percentages" and (ii) by deleting the comma after the language "Term Percentages" and substituting the word "or" in lieu thereof.

            (e) Section 2.15(d) is hereby amended by deleting the language "and, if applicable, the Multi-Currency Payment Agent".

            (f) Section 2.21 is hereby deleted in its entirety and following is hereby substituted in lieu thereof:

            "2.21 [Intentionally Omitted]".

      4. Amendments to Section 6 of the Credit Agreement. Section 6 of the Credit Agreement is hereby amended as follow:

            (a) Section 6.2 is hereby amended by (i) deleting section (f)(ii) in its entirety, (ii) deleting the period after section (g) and substituting "; and" in lieu thereof and (iii) inserting the following new section in the appropriate alphabetical order:

            "(h) a Borrowing Base Certificate (in substantially the form of Exhibit H annexed hereto) on the first day and fifteenth day of each month and at such other times as the Administrative Agent may, in its sole discretion, request."

            (b) Section 6.6 is hereby deleted in its entirety and the following
Section 6.6 is hereby substituted in lieu thereof:

            "6.6 Inspection of Property: Books and Records: Discussions. (a) Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities and (b) permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records (the "Field Examinations") at any reasonable time during regular business hours upon reasonable prior notice and as often as may reasonably be desired but in no event less frequently than three times per year, and to discuss the business, operations, properties and financial and other condition of the Parent Borrower and its Subsidiaries with officers and employees of the Parent Borrower and its Subsidiaries and with its independent certified public accountants; provided that, beginning January 1, 2003, if no Event of Default has occurred and is continuing, such Field Examinations shall be performed as often as may reasonably be desired but in no event less frequently than two times per year."

            (c) Section 6.11 is hereby deleted in its entirety and the following
Section 6.11 is hereby substituted in lieu thereof:

            "6.11 Lock Box Operation; Cash Management. At all times cause account debtors of the Parent Borrower to make all payments directly to the Administrative Agent pursuant to the Lock Box Agreements, and with respect to the Subsidiary Borrower, adopt and implement a cash management system acceptable to the Administrative Agent. All money received from any source shall be deposited into the Collateral Account, and applied against the Revolving Loans."

            (d) The following section is hereby inserted in the appropriate order:

            6.13 Designation of Chief Financial Officer. Designate a permanent chief financial officer of the Parent Borrower by September 30, 2001."

      5. Amendments to Section 7 of the Credit Agreement. Section 7 of the Credit Agreement is hereby amended as follows:

            (a) Section 7.1(a) of the Credit Agreement is hereby amended by deleting the table contained therein and inserting the following table in lieu thereof:

                                           Consolidated
               Fiscal Quarter              Leverage Ratio
               --------------              --------------

                 12/31/00                    4.25:1.00
                 03/31/01                    3.75:1.00
                 06/30/01                    4.00:1.00
                 09/30/01                    4.75:1.00
                 12/31/01                    5.25:1.00
                 03/31/02                    6.50:1.00
                 06/30/02                    5.50:1.00
                 09/30/02                    4.75:1.00
                 12/31/02                    4.50:1.00
                 03/31/03                    4.50:1.00
                 06/30/03                    4.50:1.00
                 09/30/03                    4.50:1.00
                 12/31/03                    3.50:1.00
                 03/31/04                    3.50:1.00
                 06/30/04                    3.50:1.00
                 09/30/04                    3.50:1.00
                 12/31/04                    3.00:1.00
                 03/31/05                    3.00:1.00
                 06/30/05                    3.00:1.00

            (b) Section 7.1(b) of the Credit Agreement is hereby amended by deleting the table contained therein and inserting the following table in lieu thereof:

                                            Consolidated
                                           Senior Secured
              Fiscal Quarter               Leverage Ratio
              --------------               --------------

                 12/31/00                    3.00:1.00
                 03/31/01                    2.75:1.00
                 06/30/01                    3.00:1.00
                 09/30/01                    3.50:1.00
                 12/31/01                    3.75:1.00
                 03/31/02                    4.75:1.00
                 06/30/02                    4.25:1.00
                 09/30/02                    3.50:1.00
                 12/31/02                    3.25:1.00
                 03/31/03                    3.25:1.00
                 06/30/03                    3.25:1.00
                 09/30/03                    3.25:1.00
                 12/31/03                    2.75:1.00
                 03/31/04                    2.75:1.00
                 06/30/04                    2.75:1.00
                 09/30/04                    2.75:1.00
                 12/31/04                    2.00:1.00
                 03/31/05                    2.00:1.00
                 06/30/05                    2.00:1.00

            (c) Section 7.1(c) of the Credit Agreement is hereby amended by deleting the table contained therein and inserting the following table in lieu thereof

                                         Consolidated Fixed
               Fiscal Quarter           Charge Coverage Ratio
               --------------           ---------------------

                 12/31/00                    2.50:1.00
                 03/31/01                    2.50:1.00
                 06/30/01                    1.85:1.00
                 09/30/01                    1.10:1.00
                 12/31/01                    1.05:1.00
                 03/31/02                    1.00:1.00
                 06/30/02                    1.05:1.00
                 09/30/02                    1.20:1.00
                 12/31/02                    1.30:1.00

                 03/31/03                    1.30:1.00
                 06/30/03                    1.30:1.00
                 09/30/03                    1.30:1.00
                 12/31/03                    1.40:1.00
                 03/31/04                    1.40:1.00
                 06/30/04                    1.40:1.00
                 09/30/04                    1.40:1.00
                 12/31/04                    1.50:1.00
                 03/31/05                    1.50:1.00
                 06/30/05                    1.50:1.00

            (d) Section 7.17 of the Credit Agreement is hereby deleted in its entirety.

            (e) Section 7.2 of the Credit Agreement is hereby amended by deleting the word "and" at the end of section (j), deleting the period at the end of section (k) and inserting "; and" in lieu thereof and inserting the following new section in the appropriate alphabetical order:

            "(l) the Allowable Foreign Debt."

      6. Amendment to Section 9 of the Credit Agreement. Section 9.10 of the Credit Agreement is hereby deleted in its entirety.

      7. Amendments to Section 10 of the Credit Agreement. Section 10.2 of the Credit Agreement is hereby amended as follows:

            (a) by deleting the language "and the Multi-Currency Payment Agent" and deleting the comma after the word "Borrowers";

            (b) by inserting the word "and" after the word "Borrowers"; and

            (c) by deleting the following:

              "The Multi-Currency
                Payment Agent:                  THE CHASE MANHATTAN BANK
                                                9 Thomas More Street
                                                London E1W 1YT
                                                United Kingdom
                                                Attention: Stephen Clark
                                                Telecopy: (44) 207 777 2360
                                                Telephone: (44) 207 777 2353".

      8. Amendment to Annex A of the Credit Agreement. Annex A of the Credit Agreement is hereby deleted in its entirety, and the Annex A attached hereto as Exhibit A is hereby substituted in lieu thereof.

      9. Amendment to Schedule 1.1A of the Credit Agreement. Schedule 1.1A of the Credit Agreement is hereby deleted in its entirety, and the Schedule 1.1A attached hereto as Exhibit B is hereby substituted in lieu thereof.

      10. Effectiveness. This Amendment shall be deemed effective as of June 30, 2001 (the "Amendment Effective Date") after the following conditions shall have been satisfied or waived:

            (a) this Amendment shall have been (i) executed by the Parent Borrower, the Administrative Agent and the Required Lenders and (ii) acknowledged and consented to by the other Loan Parties, each in accordance with the terms of the Credit Agreement;

            (b) on and as of the Amendment Effective Date and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing; and

            (c) the Administrative Agent shall have received, for the account of each Lender that has executed and delivered this Amendment on or prior to July 31, 2001 an amendment fee of 12.5 basis points on such Lender's Commitment.

      11. Representations and Warranties. The Parent Borrower hereby represents and warrants to the Administrative Agent and to each Lender party to the Credit Agreement that each of the representations and warranties made by each Loan Party in or pursuant to the Loan Documents shall be, after giving effect to this Amendment, true and correct as if made on and as of the date hereof.

      12. Continuing Effect of Credit Agreement. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

      13. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

      14. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      15. Expenses. The Parent Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.


                                        ACT MANUFACTURING, INC.


                                        By: /s/ John A. Pino
                                            ------------------------------------
                                            Name: John A. Pino
                                            Title: CEO

                                        THE CHASE MANHATTAN BANK, as
                                        Administrative Agent and as a Lender


                                        By: /s/ James M. Dailey
                                            ------------------------------------
                                            Name: James M. Dailey
                                            Title: Vice President

                                        CITICORP USA, INC.


                                        By: /s/ Suzanne Crymes
                                            ------------------------------------
                                            Name: Suzanne Crymes
                                            Title: Vice President

                                        CREDIT SUISSE FIRST BOSTON


                                        By: /s/ William S. Lutkins
                                            ------------------------------------
                                            Name: William S. Lutkins
                                            Title: Vice President


                                        By: /s/ Vitaly G. Butenko
                                            ------------------------------------
                                            Name: Vitaly G. Butenko
                                            Title: Asst. Vice President

                                        DEBIS FINANCIAL SERVICES, INC.


                                        By: /s/ James M. Vandervalk
                                            ------------------------------------
                                            Name: James M. Vandervalk
                                            Title: President - ABL Division

                                        FIRSTAR BANK. N.A.


                                        By: ____________________________________
                                            Name:
                                            Title:

                                        FLEET CAPITAL CORPORATION


                                        By: /s/ Mark B. Scheffe
                                            ------------------------------------
                                            Name: Mark B. Scheffe
                                            Title: Vice President

                                        GMAC COMMERCIAL CREDIT LLC


                                        By: /s/ Anthony Tullo
                                            ------------------------------------
                                            Name: Anthony Tullo
                                            Title: SVP

                                        HARRIS TRUST AND SAVINGS BANK


                                        By: /s/ Kirby M. Law
                                            ------------------------------------
                                            Name: Kirby M. Law
                                            Title: Vice President

                                        IBJ WHITEHALL BUSINESS CREDIT
                                        CORPORATION


                                        By: /s/ Bruce Kasper
                                            ------------------------------------
                                            Name: Bruce Kasper
                                            Title: Vice President

                                        NATIONAL BANK OF CANADA


                                        By: /s/ A. Keith Broyles
                                            ------------------------------------
                                            Name: A. Keith Broyles
                                            Title: Vice President and Manager


                                        By: /s/ Peter F. Smith
                                            ------------------------------------
                                            Name: Peter F. Smith
                                            Title: Vice President

                                        THE PROVIDENT BANK


                                        By: /s/ Russ Smethwick
                                            ------------------------------------
                                            Name: Russ Smethwick
                                            Title: Portfolio Manager, AVP

                                        SOCIETE GENERALE


                                        By: /s/ Cynthia A. Jay
                                            ------------------------------------
                                            Name: Cynthia A. Jay
                                            Title: Managing Director

                                        SOVEREIGN BANK


                                        By: /s/ William R. Walker
                                            ------------------------------------
                                            Name: William R. Walker
                                            Title: Senior Vice President

                                        SUMMIT BUSINESS CAPITAL CORPORATION


                                        By: /s/ Charles E. Kirschrel
                                            ------------------------------------
                                            Name: Charles E. Kirschrel
                                            Title: Vice President

            The undersigned Loan Parties do hereby consent and agree to the foregoing Amendment and acknowledge and agree that (i) all obligations of the Parent Borrower under the Credit Agreement, as amended by the foregoing Amendment, are Obligations which are secured and guaranteed by the Security Documents to which each is a party, (ii) all references to the Credit Agreement in the Security Documents refer to the Credit Agreement, as amended from time to time (including pursuant to the foregoing Amendment) and (iii) all references to Loans in the Security Documents refer to the Loans under the Credit Agreement, as amended by the foregoing Amendment.


                                        ACT MANUFACTURING SECURITIES
                                        CORPORATION


                                        By: /s/ John A. Pino
                                            ------------------------------------
                                            Name: John A. Pino
                                            Title: CEO


                                        ACT MANUFACTURING US HOLDINGS, LLC

                                        By: /s/ John A. Pino
                                            ------------------------------------
                                            Name: John A. Pino
                                            Title: CEO


                                        CMC INDUSTRIES, INC.

                                        By: /s/ John A. Pino
                                            ------------------------------------
                                            Name: John A. Pino
                                            Title: CEO

                                                                       Exhibit A

                                                                         Annex A

                                  PRICING GRID

===========================================================================================

Consolidated Leverage       Applicable Margin      Applicable Margin for     Commitment Fee
        Ratio                for Eurocurrency       Alternate Base Rate           Rate
                                  Loans                    Loans
-------------------------------------------------------------------------------------------
Greater than 4.50:1.00            3.50%                    2.50%                 0.500%
-------------------------------------------------------------------------------------------

Greater than or equal             3.00%                    2.00%                 0.500%
to 4.00:1.00 but less
than 4.50:1.00
-------------------------------------------------------------------------------------------

Greater than or equal             2.75%                    1.75%                 0.500%
to 3.50:1.00 but less
than 4.00:1.00
-------------------------------------------------------------------------------------------

Greater than or equal             2.50%                    1.50%                 0.500%
to 3.00:1.00 but less
than 3.50:1.00
-------------------------------------------------------------------------------------------

Greater than or equal             2.25%                    1.25%                 0.500%
to 2.50:1.00 but less
than 3.00:1.00
-------------------------------------------------------------------------------------------

Greater than or equal             2.00%                    1.00%                 0.500%
to 2.00:1.00 but less
than 2.50:1.00
-------------------------------------------------------------------------------------------

Less than 2.00:1.00               1.75%                    0.75%                 0.375%

===========================================================================================

Changes in the Applicable Margin resulting from changes in the Consolidated Leverage Ratio shall become effective on the date (the "Adjustment Date") that is three Business Days after the date on which financial statements are delivered to the Lenders pursuant to Section 6.1 and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified in Section 6.1, then, until the date that is three Business Days after the date on which such financial statements are delivered, the highest rate set forth in each column of the Pricing Grid shall apply. In addition, at all times while an Event of Default shall have occurred and be continuing, the highest rate set forth in each column of the Pricing Grid shall apply. Each determination of the Consolidated Leverage Ratio pursuant to the Pricing Grid shall be made in a manner consistent with the determination thereof pursuant to
Section 7.1.

                                                                       Exhibit B

                                                                   Schedule 1.1A

                                   COMMITMENTS

                                           US Dollar
                                           Revolving             Thai Term          French Term
    Name of Lender                        Commitment             Commitment          Commitment
    --------------                        ----------             ----------          ----------
The Chase Manhattan Bank                $ 13,5000,000.00       $ 2,250,000.00      $ 6,750,000.00

Citicorp USA, Inc.                      $ 12,000,000.00        $ 2,000,000.00      $ 6,000,000.00

Credit Suisse First Boston              $ 12,600,000.00        $ 2,100,000.00      $ 6,300,000.00

Debis Financial Services, Inc.          $  9,000,000.00        $ 1,500,000.00      $ 4,500,000.00

Firstar Bank, N.A.                      $ 12,000,000.00        $ 2,000,000.00      $ 6,000,000.00

Fleet Capital Corporation               $ 10,200,000.00        $ 1,700,000.00      $ 5,100,000.00

GMAC Commercial Credit LLC              $ 12,000,000.00        $ 2,000,000.00      $ 6,000,000.00

Harris Trust And Savings Bank           $ 10,200,000.00        $ 1,700,000.00      $ 5,100,000.00

IBJ Whitehall Business Credit
Corporation                             $  9,000,000.00        $ 1,500,000.00      $ 4,500,000.00

National Bank of Canada                 $ 10,200,000.00        $ 1,700,000.00      $ 5,100,000.00

The Provident Bank                      $  7,500,000.00        $ 1,250,000.00      $ 3,750,000.00

Societe Genera1e                        $ 12,600,000.00        $ 2,100,000.00      $ 6,300,000.00

Sovereign Bank                          $ 10,200,000.00        $ 1,700,000.00      $ 5,100,000.00

Summit Bank                             $  9,000,000.00        $ 1,500,000.00      $ 4,500,000.00
                                        ---------------        --------------      --------------

      Total                             $150,000,000.00        $25,000,000.00      $75,000,000.00
                                        ---------------        --------------      --------------